UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                         BROOKLYN FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                       000-51208              20-2659598
  --------------------------      ------------------------  -------------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


81 Court Street Brooklyn, NY                                       11201
--------------------------------------                             -----
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:  (718) 855-8500
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operation and Financial Condition.
             ---------------------------------------------

     On July 27, 2006, Brooklyn Federal Bancorp, Inc. (the "Company") issued a press release reporting its financial results for the period ended June 30, 2006. A copy of the press release is attached as Exhibit 99.1 to this report and is being furnished to the SEC and shall not be deemed "filed" for any purpose.


Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

   (a) Financial Statements of Businesses Acquired. Not applicable.
   (b) Pro Forma Financial Information. Not applicable.
   (c) Shell Company Transactions. Not applicable.
   (d) Exhibits.

             Exhibit No.          Description
             -----------          -----------

                99.1              Press release issued by the Company on
                                  July 27, 2006 announcing its financial results for the period ended June 30, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  BROOKLYN FEDERAL BANCORP, INC.



DATE:  July 28, 2006                By: /s/ Angelo J. Di Lorenzo
                                        ---------------------------
                                        Angelo J. Di Lorenzo
                                        President and Chief Executive Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this report:

             Exhibit No.          Description
             -----------          -----------

                99.1              Press release dated July 27, 2006